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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                         Date of report: January 9, 2001
                        (Date of earliest event reported)


                       PHILIPS INTERNATIONAL REALTY CORP.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


               000-23463                              13-3963667
         (Commission File No.)                     (I.R.S. Employer
                                                  Identification No.)


                                417 Fifth Avenue
                            New York, New York 10016
               (Address of principal executive offices; zip code)

                                 (212) 545-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

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Item 5.           Other Events

         On January 9, 2001, an amended class action complaint (the "Amended Complaint") was filed in the United States District Court for the Southern District of New York against Philips International Realty Corp., a Maryland corporation (the "Company"), and its directors. The Amended Complaint alleges a number of improprieties concerning the plan of liquidation of the Company. The Company believes that the asserted claims are without merit, and will defend such action vigorously.

         The Amended Complaint amends the initial class action complaint (the "Original Complaint") filed in the United States District Court for the Southern District of New York against the Company and its directors on October 2, 2000. The day after the Original Complaint was filed, the plaintiff served the Company with an order to show cause why a preliminary injunction should not be issued enjoining the vote on the Company's then proposed plan of liquidation. At a conference with the Court on October 5, 2000, the parties stipulated that the vote on the Company's proposed charter amendment and the plan of liquidation would proceed as scheduled. On November 9, 2000, the Court, ruling from the bench, denied the plaintiff's motion for a preliminary injunction. On November 30, 2000, the Court issued its written opinion, and the judgment was entered denying the plaintiff's motion for a preliminary injunction on December 1, 2000.

         The Company hereby files the Amended Complaint as an exhibit hereto.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      The Company hereby furnishes the following exhibits:

         99.1 Amended Class Action Complaint filed in the United States District Court for the Southern District of New York by The Zemel Family Trust, on behalf of itself and a class of persons similarly situated, Plaintiff, against Philips International Realty Corp., Philip Pilevsky, Louis J. Petra, Sheila Levine, Elise Jaffe, Robert S. Grimes, Arnold S. Penner and Attilo F. Petrocelli, Defendants.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 12, 2001


                                            PHILIPS INTERNATIONAL REALTY CORP.
                                                  (Registrant)


                                            By:  /s/ Louis J. Petra
                                                -------------------------
                                                     Louis J. Petra
                                                     President

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                                  EXHIBIT INDEX

         Exhibit           Document

                  99.1 Amended Class Action Complaint filed in the United States District Court for the Southern District of New York by The Zemel Family Trust, on behalf of itself and a class of persons similarly situated, Plaintiff, against Philips International Realty Corp., Philip Pilevsky, Louis J. Petra, Sheila Levine, Elise Jaffe, Robert S. Grimes, Arnold S. Penner and Attilo F. Petrocelli, Defendants.